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                                                                    Exhibit 10.2


            FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
                     CREDIT AND GOLD CONSIGNMENT AGREEMENT



         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND GOLD CONSIGNMENT AGREEMENT (this "Amendment") is entered into as of the 23rd day of March, 2004 by and among the banks that are or may from time to time become parties hereto (individually a "Bank" and collectively, the "Banks"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent ("Administrative Agent") and collateral agent, ABN AMRO BANK N.V., as syndication agent, JPMORGAN CHASE BANK, as documentation agent, and WHITEHALL JEWELLERS, INC., a Delaware corporation (the "Borrower").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Agents (as defined in the Agreement), the Banks and the Borrower are parties to that certain Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003, (the "Agreement"); and

         WHEREAS, the Borrower and the Banks have agreed to further amend the Agreement to, among other items, (i) add a Layaway Reserve (as defined below) to the Borrowing Base (as defined in the Agreement), (ii) amend certain financial covenants and (iii) modify certain interest rate provisions, all in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2. Amendment of the Agreement.

            (a) The definition of the terms "Base Rate Applicable Margin", "Capital Factors Lawsuit", "Layaway Reserve" and "Net Worth" are hereby added to
Section 1.1 of the Agreement to read as follows:

                  Base Rate Applicable Margin. At all times from March 23, 2004 through the date of receipt of the Borrower's quarterly financial statements and covenant compliance certificate in the form of Exhibit K for the fiscal quarter ended April 30, 2005, one half of one percent (1/2%) and thereafter zero percent (0.0%).


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                  Capital Factors Lawsuit. That certain pending lawsuit
         originally filed August 13, 2003 in which the Borrower has been named as one of the 14 defendants in the United States District Court for the Southern District of New York, styled Capital Factors, Inc. v. Cosmopolitan Gem Corp., et. al., No. 03 Civ. 6097 now pending in New York State Supreme Court, Commercial Division and consolidated with a lawsuit filed December 2, 2003 and the interpleader action filed by the Company in connection therewith.

                  Layaway Reserve. As of any date, a reserve in an amount equal to the aggregate amount of layaway deposits received by the Borrower for Inventory held on layaway for the Borrower's customers.

                  Net Worth. As of any date of determination, total assets less total liabilities, as determined in accordance with GAAP.

            (b) The first sentence contained within the definition of the term "Borrowing Base" is hereby amended and restated to read as follows:

                  At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agents pursuant to ss.10.4(f), which is equal to (a) the lesser of (i) sixty-five percent (65%) of the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory and (ii) the sum of (A) sixty percent (60%) of the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory minus the Fair Market Value of Precious Metal contained in Eligible Inventory, plus (B) 90% of the Fair Market Value of the Precious Metal contained in Eligible Inventory; minus (b) the Inventory Shrink Reserve; minus
         (c) the Layaway Reserve; plus (d) 85% of Eligible Accounts Receivable.

            (c) The definition of the terms "Commitment Fee Rate", "LIBOR Applicable Margin" and "Standby Letter of Credit Fee Rate" are hereby amended and restated in their entirety to read as follows:

                  Commitment Fee Rate. At all times from March 23, 2004 through the date of receipt of the Borrower's quarterly financial statements and covenant compliance certificate in the form of Exhibit K for the fiscal quarter ended April 30, 2005, one half of one percent (1/2%) and thereafter, the percentage determined by reference to the provisions of ss.5.22.

                  LIBOR Applicable Margin. At all times from March 23, 2004 through the date of receipt of the Borrower's quarterly financial statements and covenant compliance certificate in the form of Exhibit K for the fiscal quarter ended April 30, 2005, two and one half percent (2.50%), and thereafter, the percentage determined by reference to the provisions of ss.5.22.

                  Standby Letter of Credit Fee Rate. At all times from March 23, 2004 through the date of receipt of the Borrower's quarterly financial statements and


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         covenant compliance certificate in the form of Exhibit K for the fiscal quarter ended April 30, 2005, two percent (2.0%), and thereafter, the percentage determined by reference to the provisions of ss.5.22.

            (d) A new sentence is hereby added to the end of Section 2.1 of the Agreement to read as follows:

                  Notwithstanding the foregoing, the Borrower hereby covenants and agrees that the Outstanding Facility Amount shall not exceed $85,000,000 for at least thirty (30) consecutive calendar days during the period beginning December 15, 2004 through and including February 15, 2005.

            (e) Section 5.1(a) of the Agreement is hereby amended and restated to read as follows:

                  (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Base Rate plus (ii) the Base Rate Applicable Margin.

            (f) Section 10.1 of the Agreement is hereby amended and restated to read as follows:

                  10.1 Fixed Charge Coverage Ratio. The Borrower will not permit, for any period of four consecutive fiscal quarters, the ratio of (a) the sum of (i) Consolidated EBITDA for such period plus (ii) Consolidated Minimum Store Rent for such period to (b) the sum of (i) Consolidated Minimum Store Rent for such period plus (ii) Consolidated Cash Interest Expense for such period, to be less than 1.25:1.00 measured at the end of the each fiscal quarter. Notwithstanding the foregoing, for purposes of calculating EBITDA the Borrower may exclude
         (i) any cash or non-cash charges arising from the application of the Financial Accounting Standard Board's Statement No. 5 and (ii) upon approval of the Administrative Agent, a deduction for cash and non-cash expenses incurred by the Borrower for legal, accounting and consultant's fees and expenses arising from the Capital Factors Lawsuit and the resulting SEC inquiry and the U.S. Attorney investigation associated therewith.

            (g) A new Section 10.2 is hereby added to the Agreement to read as follows:

                  10.2 Net Worth. The Borrower shall maintain a Net Worth of at least $90,000,000 determined at January 31, 2005.

            (h) Section 16 of the Agreement is hereby amended by deleting the following language from subsection (f) of such section:

                   "(provided, however, until an Event of Default shall have occurred and be continuing, the Borrower shall only be required to pay for one (1) field examination and one (1) fixed asset appraisal in each calendar year)".

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            The Borrower hereby acknowledges and agrees as a result of such deletion, the Borrower is now obligated to pay for all field examinations and fixed asset appraisals of the Administrative Agent, regardless of the occurrence of an Event of Default.

         3. Representations and Warranties. The representations and warranties set forth in Section 7 and all covenants set forth in Sections 8, 9 and 10 of the Agreement shall be deemed remade and affirmed as of the date hereof by Borrower, except any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

         4. Delivery of Documents/Information. Prior to entering into this Amendment, Administrative Agent shall have received from Borrower the following fully executed documents, in form and substance satisfactory to Administrative Agent and each Bank, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

            (a) this Amendment;

            (b) Secretary's Certificate of Borrower with resolutions and incumbency;

            (c) Officer's Certificate (Closing Bring-Down) of Borrower; and

            (d) such other documents, certificates and opinions as Administrative Agent may request.

         5. Reference to the Effect on the Agreement.

            (a) References. Upon the date of this Amendment and on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby.

            (b) Ratification. As specifically modified above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         6. Representations and Warranties of the Borrower. Borrower hereby represents and warrants to Administrative Agent and the Banks as of the date hereof as follows:

            (a) The execution and delivery of this Amendment and the performance by Borrower of its obligations hereunder are within the Borrower's powers and authority, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with the Certificate of Incorporation or By-laws of Borrower.

            (b) The Agreement (as amended by this Amendment) and the other Loan Documents constitute legal, valid and binding obligations enforceable in accordance with their terms by Administrative Agent and the Banks against Borrower, and Borrower expressly reaffirms each of its obligations under the Agreement (as amended by this Amendment) and each of the other Loan Documents, including, without limitation, the Borrower's Liabilities.



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Borrower further expressly acknowledges and agrees that Administrative Agent has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral except as otherwise set forth in the Agreement. Borrower agrees that it shall not dispute the validity or enforceability of the Agreement (as it was stated before and after this Amendment) or any of the other Loan Documents or any of its respective obligations thereunder, or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral, in any judicial, administrative or other proceeding;

            (c) No consent, order, qualification, validation, license, approval or authorization of, or filing, recording, registration or declaration with, or other action in respect of, any governmental body, authority, bureau or agency or other Person is required in connection with the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, this Amendment; and

            (d) The execution, delivery and performance of this Amendment by Borrower does not and will not violate any law, governmental regulation, judgment, order or decree applicable to Borrower and does not and will not violate the provisions of, or constitute a default or any event of default under, or result in the creation of any security interest or lien upon any property of Borrower pursuant to, any indenture, mortgage, instrument, contract, agreement or other undertaking to which Borrower is a party or is subject or by which Borrower or any of its real or personal property may be bound.

         7. Fees and Expenses. The Borrower agrees to pay on demand all costs, fees and expenses of or incurred by the Administrative Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Administrative Agent, search fees and taxes payable in connection with this Amendment and any future amendments to the Agreement.

         8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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      (FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND
                   GOLD CONSIGNMENT AGREEMENT SIGNATURE PAGE)





         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement as of the date first above written.

                                        WHITEHALL JEWELLERS, INC.

                                        By: /s/ John R. Desjardins
                                            -------------------------------
                                        Name: John R. Desjardins
                                              -----------------------------
                                        Title: Executive Vice President and
                                               ----------------------------
                                               Chief Financial Officer
                                               ----------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION, for
                                        itself and as Administrative Agent for
                                        the Banks


                                        By: /s/ Bernardo Lacayo
                                            -----------------------------------
                                        Name: Bernardo Lacayo
                                              ---------------------------------
                                        Title: First Vice President
                                               --------------------------------


                                        JPMORGAN CHASE BANK, individually and
                                        as Documentation Agent

                                        By: /s/ Michael Stevenson
                                            -----------------------------------
                                        Name: Michael Stevenson
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

                                        ABN AMRO BANK N.V., individually and as
                                        Syndication Agent

                                        By: /s/ Jeff Sarfaty
                                            -----------------------------------
                                        Name: Jeff Sarfaty
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

                                        By: /s/ Frederick G. Jennings
                                            -----------------------------------
                                        Name: Frederick G. Jennings
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

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      (FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND
              GOLD CONSIGNMENT AGREEMENT SIGNATURE PAGE, CONTINUED)


                                         FLEET CAPITAL CORPORATION, as a Bank

                                         By: /s/ Brian Conole
                                             -----------------------------------
                                         Name: Brian Conole
                                               ---------------------------------
                                         Title: Senior Vice President
                                                --------------------------------

                                         SOVEREIGN BANK, as a Bank

                                         By: /s/ Irene Ogarek
                                             -----------------------------------
                                         Name: Irene Ogarek
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------